UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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CONTEXTLOGIC INC.
(Name of Registrant as Specified In Its Charter)

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Your **Vote** Counts!

CONTEXTLOGIC INC.

2022 Annual Meeting
Vote by June 6, 2022
11:59 PM ET



CONTEXTLOGIC INC.
ONE SANSOME STREET, 33RD FLOOR
SAN FRANCISCO, CA 94104

D66428-P66479

You invested in CONTEXTLOGIC INC. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on June 7, 2022.**

Get informed before you vote

View the Notice and Proxy Statement and Annual Report on Form 10-K online OR you can receive a free paper or email copy of the material(s) by requesting prior to May 24, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

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Vote Virtually at the Meeting*

June 7, 2022
10:00 AM PDT

Virtually at:
www.virtualshareholdermeeting.com/WISH2022

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.comTHIS IS NOT A VOTABLE BALLOTThis is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.    Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.  Voting Items  Board Recommends  To elect all of our existing directors to serve until the 2023 Annual Meeting of Stockholders:Nominees:Piotr Szulczewski 04) Vijay TalwarJulie Bradley 05) Stephanie TileniusTanzeen Syed 06) Hans Tung  For  2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2022.  For  3. To approve, on an advisory basis, our executive compensation for the year ended December 31, 2021, as disclosed herein.  For  NOTE: To conduct any other business properly brought before the meeting.        D66429-P66479